Parnassus Funds Quarterly Report

September 30, 2023

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Growth Equity FundSM

Investor Shares: PFGEX | Institutional Shares: PFPGX

Parnassus Value Equity FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Quarterly Report • 2023

November 3, 2023

Dear Shareholder,

Stocks and bonds took a breather in the third quarter, and the Parnassus Funds posted modest losses between 1% and 5% for the period. On a year-to-date basis, there continues to be a wide dispersion in the results of growth and value stocks, with the former handily outpacing the latter. Our best performing Fund was the recently launched Parnassus Growth Equity Fund, which finished September up nearly 26% for the year-to-date period. The Parnassus Mid Cap Growth Fund is also having a strong year, gaining 17% through September.

Our flagship offering, the Parnassus Core Equity Fund, offers a mix of growth and value stocks which is reflected in the relatively strong 12% year-to-date gain. On the other hand, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund and the Parnassus Fixed Income Fund experienced the recent market pull back, finishing the third quarter with year-to-date returns within a percentage point of zero.

In the pages that follow, you’ll find reports on what has driven our funds’ performance so far this year, and how our portfolio managers have positioned our funds for the future.

Stewardship Report

During the third quarter, we released our 2023 Annual Stewardship Report, subtitled “Principles and Performance in Action.” Since our founding in 1984, we have emphasized our stewardship activities, which include proxy voting, portfolio company engagement and advocacy to enhance long-term value creation. As we state in the report, the foundation of our approach is the belief that “companies that consider their environmental impact, treat their employees well, have good relations with local communities, customers and the supply chain, and have strong corporate governance policies and ethical business dealings are poised to be successful and increase in value over the long term.” We are steadfast in these beliefs, which guide the purpose of our responsible investment approach. We apply our efforts to improve the performance of our portfolio companies, and therefore our Funds, in ways that align with our principles.

Our Stewardship Report covers how we voted on corporate matters, including board of director elections, what topics and companies we chose for our engagements, and how our portfolios compare to their benchmarks relative to their environmental and social impacts. We are proud of our stewardship efforts from the past year and believe they will strengthen our portfolio companies’ financial performance over the long term. You can find our latest Stewardship Report and much more at www.parnassus.com/sustainability. If you have feedback on our approach, visit www.parnassus.com/contact-us to find the most appropriate contact information. We appreciate hearing from you.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Quarterly Report • 2023

New Team Members

During the quarter, we welcomed three new team members to Parnassus. Matthew Anderson is our new Senior Associate on the Investment Operations team. Prior to Parnassus, Matt served as an Operations Manager for Figure Investment Advisors (FIA), overseeing day-to-day operations for hedge funds and a real estate investment trust (REIT). Prior to FIA, Matt worked for State Street Corporation, where he held multiple positions within the Accounting and Custody Banking divisions as well as Public Pension Funds. Matt earned his bachelor’s degree in finance from the University of Arizona. In his free time, he loves playing golf, traveling and trying new restaurants.

Michelle Li joins us as a Research Analyst on the Investment team. Prior to Parnassus, Michelle worked at Fred Alger Management in New York City, where she was an Investment Research Associate. Michelle’s job experience includes internships at Morgan Stanley and Margate Capital. She received her bachelor’s degree in economics and psychology from Yale University. During her spare time, Michelle enjoys filmmaking, video journalism and true crime podcasts.

Erica Desjardins joins us as a Senior Digital Marketing Manager. Prior to Parnassus, Erica was at Capital Group | American Funds, where she was a Senior Channel Producer on the Media Strategy team. Prior to Capital, Erica was a Senior Media Analyst for a government contractor in Washington, D.C., where she analyzed news coverage and prepared media analysis reports for the U.S. Army Office of Public Affairs and the Securities and Exchange Commission (SEC). Erica earned a bachelor’s degree in English Literature from Northwestern University. In her personal time, she enjoys hiking and running, art, cooking, playing the piano and singing karaoke.

Thank you for your investment in the Parnassus Funds.

Sincerely,

Benjamin E. Allen

Chief Executive Officer

Quarterly Report • 2023

Parnassus Core Equity Fund

As of September 30, 2023, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares (“the Fund”) was $52.22. After taking dividends into account, the total return for the third quarter was a loss of 3.29%. This compares to a loss of 3.27% for the S&P 500 Index (“S&P 500”). Year to date, the Fund posted a gain of 11.78%. This compares to a gain of 13.07% for the S&P 500.

Below is a table that summarizes the performances of the Parnassus Core Equity Fund and the S&P 500. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund — Investor Shares	22.49	8.83	10.68	11.44	0.85	0.82

Parnassus Core Equity Fund — Institutional Shares	22.74	9.05	10.92	11.66	0.62	0.61

S&P 500 Index	21.62	10.15	9.92	11.91	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.82% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.61% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Third Quarter Review

After rallying in the first half of the year, the S&P 500 fell 3.27% in the third quarter. The Information Technology sector, which had been a strong driver of the market’s first half returns, accounted for almost half of this decline. The sector’s rally was concentrated among a narrow set of companies, but its reversal was relatively broad, as performance among the larger market constituents diverged. The Energy sector notably rallied with increases in crude oil prices, while the Utilities and Real Estate sectors were the worst performers.

In the third quarter, the Fund returned negative 3.29%, slightly worse than the S&P 500’s negative 3.27%. Sector allocation was a slight headwind, while stock selection was a tailwind. Within sector allocation, our underweight in Energy was the biggest detractor, followed by our underweight in Communication Services. Within stock selection, our most notable contributor was Communication Services, followed by Consumer Staples and Information Technology.

The Fund’s best relative performer in the quarter was CME Group, the leading derivatives exchange in the U.S., which returned 8.6%, contributing 0.2%* to the Fund’s return. The company benefited from its ability to maintain pricing, as well as an environment of continued interest rate and market volatility. We expect these trends to continue and benefit CME Group.

The next best relative performer was our underweight position in Apple relative to the S&P 500. The stock returned negative 11.6% and contributed negative 0.6% to the Fund’s return. After a strong start to the year, the company reported relatively lackluster results and is seeing pressure from weakening macroeconomic and consumer spending conditions. These factors, along with new product launches that

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2023

were largely expected, weighed on investor sentiment. While we admire Apple’s high-quality business, we continue to see other attractive opportunities within Information Technology.

Alphabet was also a top contributor. The company’s stock returned 9.3% and contributed 0.4% to the Fund’s return in the quarter. The company reported strong results for sales and operating margin that exceeded investor expectations. Additionally, Alphabet, which was once perceived as being challenged in artificial intelligence (AI), is innovating rapidly across their product platform. Most of Alphabet’s customers are using an AI-powered search product and the company is growing its generative AI customer usage exponentially.

The three largest relative detractors in the quarter were Ball, Oracle and Waste Management. Ball’s stock returned negative 14.2% in the quarter, detracting 0.4% from the Fund’s return. The company continues to experience challenged beverage volumes due to its customers’ pricing strategies, which prioritize price over volume. Further, Ball is still working through the disruption from one of its large customers, Anheuser-Busch, which lost significant sales and market share. Despite these headwinds, Ball continues to execute and navigate a volatile market. Notably, the company announced the sale of its aerospace business for an attractive valuation, which will help the company reduce its debt and return cash to shareholders. We believe that Ball’s sales volumes will eventually recover and that shareholders will benefit from the disciplined decisions being made.

Software company Oracle was the next largest relative detractor in the quarter. Oracle’s stock returned negative 10.8%, detracting 0.4% from the Fund’s return. After a strong start to the year, the company reported results below elevated investor expectations. We believe that the longer-term opportunity at Oracle continues to be attractive, and we view this quarter as more noise than signal. The company has made solid investments in cloud and AI, which we believe will continue to help accelerate growth.

Lastly, Waste Management’s stock returned negative 11.7% in the quarter, detracting negative 0.3% from the Fund’s return. The company reported disappointing results driven by lower recycling, commodity prices and volumes. Despite the company’s lackluster performance, we believe that its core fundamentals are resilient and that the company is making the right investments to generate attractive returns over the long term.

Parnassus Core Equity Fund

As of September 30, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2023

Outlook and Strategy

The market’s rally in the first half of the year was fueled by a stronger-than-expected economy, moderating inflation and optimism about the potential of generative AI. The rally paused in the third quarter as the market fell 3.3%. Investors became increasingly concerned about higher interest rates, as inflation measures were higher than expected for August. CPI1 was expected to decline, and instead accelerated for the first time in six months. This called into question the progress that the Federal Reserve was making toward a soft landing, an outcome where inflation is tamed while economic growth remains healthy. Throughout the third quarter, as the economy continued to appear robust against a backdrop of elevated inflation, interest rates rose. The yield on the U.S. 10-Year Treasury Note increased to almost 4.6%, a level not seen since October 2007.

This is a precarious time for markets. Two key factors—pricier goods and services and higher borrowing costs—are playing their part in slowing down a stimulus-fueled economy. The key debate remains the same: What toll will these higher prices and more restrictive financial conditions ultimately take on the economy? And what impact will this have on stock prices? As stated in our previous quarterly commentary, we continue to believe that returns for the second half of the year could be more challenging. Company earnings expectations still call for double-digit growth in 2024. Meanwhile, excess consumer savings continue to be spent down, while financial conditions remain restrictive. And lastly, we are seeing initial signs of persistent elevated inflation and further moderation in consumer spending. Therefore, we believe the probability of a shallow recession toward the middle of next year is increasing.

With the macroeconomic uncertainty looming in the near term, we remain focused on executing our investment process by owning underappreciated, secular winners, staying disciplined on valuation and focusing on our longer-term investment horizon. We have also taken a balanced approach to positioning the Core Equity portfolio this year. For example, we focused on gaining exposure to trends like AI through an overweight position in the software sector, specifically in large incumbents with widening economic moats. Importantly, these companies

typically trade at lower valuations than the rest of the software sector. This valuation discipline, along with a bias for quality businesses—businesses with increasingly relevant products, economic moats, exceptional management teams and sustainable practices—contribute to a compelling modestly defensive portfolio. We also continue to lean into volatility to take advantage of opportunities as we see them emerge. Notably, we bought four new stocks and sold three in the quarter.

Turning to portfolio positioning, our largest overweight remains in the Financials sector through high-quality companies like Mastercard, S&P Global and Fiserv. We also own derivative exchanges CME Group and Intercontinental Exchange, both of which should benefit from market and interest-rate volatility. Our next largest overweight is Materials, where we own Ball, Linde, Sherwin-Williams and Nutrien. We believe that this collection of high-quality businesses offers a compelling balance of defensive and offensive characteristics. We remain overweight Information Technology, largely through software incumbents such as Microsoft, Oracle, Salesforce and Adobe. We sold memory provider Micron this quarter due to concerns around elevated expectations for a market recovery next year. We used these proceeds to initiate a position in Intuit, a leading provider of tax and accounting software. We believe Intuit is uniquely positioned to deliver the benefits of AI to its chosen markets and is underappreciated. We remain overweight Consumer Staples and slightly overweight Industrials.

Our largest underweight position continues to be Consumer Discretionary. We reduced our underweight position by buying shares in the global hotel chain Marriott. The stock was trading at an attractive valuation as it entered a period of moderating travel spend. We also remain underweight in Energy, Utilities and Real Estate. We increased our underweight position in Real Estate by selling American Tower this quarter. Multiple factors are weighing on the stock, including the current interest rate environment and wireless carrier investment cycle. We chose instead to deploy the capital to more attractive opportunities. Next, we reduced our underweight position in Communication Services by buying broadband Internet provider Charter Communications. We believe

1 Consumer Price Index, U.S. Bureau of Labor Statistics.

Quarterly Report • 2023

that the headwinds facing the company in recent years are beginning to abate, while the stock currently trades at an attractive valuation. Lastly, we are slightly underweight in Health Care, having bought shares of healthcare insurance provider Cigna. Regulatory concerns arose over the company’s pharmacy benefit management segment, creating an attractive opportunity to invest in a resilient business with a long runway for growth.

The final notable sector allocation change is a reduction in Consumer Staples sector exposure, resulting from exiting our position in Target. The company has struggled over the past few quarters and continues to face a tough environment. Therefore, we opted to exit our position and deploy this capital into Charter Communications, which has more resilient fundamentals. In general, we have reduced our overweight in Consumer Staples due to demand concerns after a period of strong price realization.

After a strong start to the year, elevated investor expectations were met with more challenging inflation and growth data in the third quarter. The investor debate surrounding the path forward on inflation, growth and interest rates will continue to create market volatility and opportunity for active managers in our view. Regardless of the near-term outcomes, we believe that the portfolio is positioned well to deliver strong long-term returns in a wide range of market outcomes. As always, we are honored to have your trust as we continue pursuing Principles and Performance®.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Andrew S. Choi

Portfolio Manager

Quarterly Report • 2023

Parnassus Growth Equity Fund

As of September 30, 2023, the net asset value (“NAV”) of the Parnassus Growth Equity Fund – Investor Shares (“the Fund”) was $18.76. The total return for the third quarter was a loss of 2.39%. This compares to a loss of 3.13% for the Russell 1000 Growth Index (“Russell 1000 Growth”). Year to date, the Fund posted a gain of 25.57%. This compares to a gain of 24.98% for the Russell 1000 Growth.

Below is a table that summarizes the performances of the Parnassus Growth Equity Fund and the Russell 1000 Growth.

Parnassus Growth Equity Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2023

	Since Inception, December 28, 2022	Gross Expense Ratio	Net Expense Ratio

Parnassus Growth Equity Fund — Investor Shares	25.07	2.71	0.84

Parnassus Growth Equity Fund – Institutional Shares	25.27	2.30	0.63

Russell 1000 Growth Index	27.41	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Growth is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to waive 0.10% of its management fee for each class, and to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.84% of net assets for the Parnassus Growth Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Growth Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Third Quarter Review

After rallying in the first half of the year, the Russell 1000 Growth index fell 3.13% in the third quarter. The Information Technology sector accounted for almost 80% of the decline after being a strong driver of the market’s return in the first half of the year. While we saw a reversal in Information Technology, returns were less concentrated in the largest market constituents than they were in the first half, as the performance of these larger companies started to diverge. The Energy sector notably rallied with the recent increases in crude oil prices, while the Utilities and Real Estate sectors were the worst performers.

In the third quarter, the Fund returned negative 2.39%, slightly better than the Russell 1000 Growth’s negative 3.13%. Sector allocation was a slight headwind, while stock selection was a tailwind. Within sector allocation, our underweight in Communication Services was the biggest detractor, followed by our overweight in Materials. Within stock selection, our most notable contributor was Information Technology.

The Fund’s relative underweight of Apple was the best relative contributor to performance this quarter. Apple declined 11.6% this quarter, resulting in negative 0.7%* impact to the Fund’s return. While we still think Apple is a high-quality company with a wide moat, we remain underweight as we see more attractive opportunities within Information Technology.

Intuit, a provider of tax and accounting software, was the next biggest relative contributor. The stock gained 11.7% and contributed 0.4% to the Fund’s return this quarter. Intuit had a well-received analyst day this quarter, which reinforced its underlying business quality, sticky products and improved value proposition and product offering.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2023

Finally, Palo Alto Networks, a network security provider, returned 10.9% and added 0.2% to the Fund’s return. We believe Palo Alto Networks, a best-in-class enterprise security platform, should continue to consolidate and gain share in the fragmented security industry due to its scale and breadth of offerings.

Our biggest relative detractor this quarter was DexCom, a manufacturer of continuous glucose monitors for people with diabetes. DexCom’s stock declined 27.4%, detracting 0.4% from the Fund. DexCom’s share price has been pressured by concerns that GLP-1s, a class of drugs that help lower blood sugar, will result in a decline in the addressable market for continuous glucose monitors and diabetics. While this question will need additional data before there is a definitive answer, we believe that the use of continuous glucose monitors will improve GLP-1 drug adherence.

Luxury goods conglomerate LVMH Moet Hennessy Louis Vuitton declined 20.0% this quarter, subtracting 0.3% from the Fund’s return. The pullback was primarily due to fears of a consumer slowdown in the U.S. and China, two of LVMH’s larger markets. We still believe LVMH’s incredible collection of luxury brands will continue to sustain unmatched scale, pricing power and distribution.

Finally, Hershey Company, a manufacturer of chocolate, sweets and salty snacks, declined 19.4%, detracting 0.3% from the Fund’s return. Hershey had a weak quarter, with the high-growth salty snacks division coming in light on both price and volume. We still believe Hershey has a dominant position in attractive end-markets in both the salty and sweet categories.

Parnassus Growth Equity Fund

As of September 30, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2023

Outlook and Strategy

The market’s rally in the first half of the year was fueled by a better-than-expected economy, moderating inflation and optimism about the potential of generative artificial intelligence (AI). The rally paused in the third quarter as the market fell 3.1%. Investors became increasingly concerned about higher interest rates, as inflation measures were higher than expected for August. CPI was expected to decline, and instead accelerated for the first time in six months. This called into question the progress that the Federal Reserve was making toward a soft landing, an outcome where inflation is tamed while economic growth remains healthy. Throughout the third quarter, as the economy continued to appear robust against a backdrop of elevated inflation, interest rates rose. The yield on the U.S. 10-Year Treasury Note increased to almost 4.6%, a level not seen since October 2007.

This is a precarious time for markets. Two key factors—pricier goods and services and higher borrowing costs—are playing their part in slowing down a stimulus-fueled economy. The key debate remains the same: what toll will these higher prices and more restrictive financial conditions ultimately take on the economy? And what impact will this have on stocks? As stated in our previous quarterly commentary, we continue to believe that returns for the second half of the year could be more challenging. Company earnings expectations still call for double-digit growth next year. Meanwhile, excess consumer savings continue to be spent down, while financial conditions remain restrictive. And lastly, we are seeing initial signs of persistent elevated inflation and further moderation in consumer spending. Therefore, we believe the probability of a shallow recession toward the middle of next year is increasing.

While the macroeconomic uncertainty in the near term, we remain focused on executing our investment process by owning underappreciated, secular winners, staying disciplined on valuation and focusing on our longer-term investment horizon. We have also taken a balanced approach to our portfolio positioning this year. For example, we focused on upside capture and exposure to trends like AI through an overweight position in the software sector, including exposure to large incumbents with widening economic moats. Importantly, these stocks trade at lower valuations than the rest of the software sector. This valuation discipline along with a bias for quality businesses—businesses with increasingly relevant products, economic moats and exceptional management teams—contribute to a compelling portfolio that is modestly defensively positioned. We also continue to lean into volatility to take advantage of opportunities as we see them emerge.

We had an active quarter, with six new buys and five sells. For our six new names, we took advantage of market volatility to buy high-quality, secular winners at attractive valuations. We bought three companies we believed were trading at a discount due to fears about competition. First, we initiated a position in Palo Alto Networks when there were near-term fears about competitive products and results. These proved to be unfounded, and Palo Alto Networks was a top contributor to the fund this quarter. Next, Adyen, a payments platform, has seen its share price and valuation pull back significantly due to competitive pressures and pricing. We are confident in the underlying business quality and profitability and took advantage of the volatility to initiate a position. We also bought Charter Communications, a provider of broadband services, as we believe the threat from fixed wireless is limited and broadband provides a utility-like service with attractive pricing power.

We bought two companies that we believe are quality compounders with durable earnings that were trading at a discount due to cyclical, macroeconomic fears. Marriott, a global hotel chain, has best-in-class margins, a long supply runway and sustainable revenue-per-room growth. Ferguson, a construction distributor, should be able to outgrow and consolidate its highly fragmented end market while expanding margins and buying back shares.

Finally, we bought Netflix, a provider of online streaming services. We believe the market is mispricing the potential revenue growth from advertising, limiting password sharing and additional monetization of content.

We also sold five names this quarter where we believed either the thesis played out or there were better opportunities elsewhere. Workday, a provider of cloud applications for finance and consumer resources, and Twilio, a communications software company, have both done well year to date, but we believed there were better opportunities and growth particularly within software and technology. Stellantis, the car manufacturer, had similarly done well year to date, but

Quarterly Report • 2023

we wanted to sell before the UAW strike, which could significantly impact the automaker’s margins. We sold SBA Communications, a provider of wireless communication infrastructure, due to the pressure the macroeconomic cycle and potential lead cable lawsuits could have on the capex budgets of their end-customers, wireless carriers. Finally, we sold Planet Fitness, the largest gym chain in the U.S., due to concerns that higher interest rates for longer will pressure the rate of new store openings, a key metric for growth.

In terms of sector positioning, we are most overweight Health Care with our investments in Danaher and Thermo Fisher. These companies have recently underperformed due normalizing demand and near-term weakness in China. We believe both equipment providers have a long runway for growth. The Fund is also overweight Financials and Materials. These sectors offer a diverse combination of high-quality businesses with both offensive and defensive characteristics. Our largest underweight is in Communication Services, followed by Consumer Discretionary and Information Technology, where we are being selective and disciplined on valuation.

After a strong start to the year, elevated investor expectations were met with more challenging inflation and growth data in the third quarter. The investor debate surrounding the path forward on inflation, growth and interest rates will continue to create market volatility, which we believe will create opportunity for active managers. Regardless of the near-term outcomes, we believe that the portfolio is positioned well to deliver strong long-term returns in a wide range of market outcomes. As always, we appreciate your trust and confidence.

Sincerely,

Andrew S. Choi

Lead Portfolio Manager

Shivani R. Vohra

Portfolio Manager

Quarterly Report • 2023

Parnassus Value Equity Fund

As of September 30, 2023, the net asset value (“NAV”) of the Parnassus Value Equity Fund – Investor Shares (“the Fund”) was $45.58. The Fund’s total return for the quarter was a loss of 3.80%. This compares to a loss of 3.16% for the Russell 1000 Value Index (“Russell 1000 Value”). Year to date, the Fund posted a gain of 0.68%. This compares to a gain of 1.79% for the Russell 1000 Value.

Below is a table that summarizes the performance of the Parnassus Value Equity Fund and the Russell 1000 Value. The returns are for the one-, three-, five- and ten-year periods ended September 30, 2023.

Parnassus Value Equity Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Value Equity Fund — Investor Shares	14.44	12.74	9.87	12.49	0.92	0.88

Parnassus Value Equity Fund – Institutional Shares	14.70	12.98	10.12	12.69	0.72	0.65

Russell 1000 Value Index	14.44	11.05	6.23	8.45	NA	NA

The average annual total return for the Parnassus Value Equity Fund – Institutional Shares from commencement (April 30, 2015) was 11.33%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Value Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Value is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to waive 0.10% of its management fee for each class, and to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.88% of net assets for the Parnassus Value Equity Fund – Investor Shares and to 0.65% of net assets for the Parnassus Value Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Third Quarter Review

The Russell 1000 Value index lost 3.16% in the third quarter, retracing most of the gains notched in the first half of the year. The Parnassus Value Equity Fund – Investor Shares lost 3.80%, trailing the index by 64 basis points. (One basis point is 1/100th of one percent.) Sector allocation negatively affected our performance. Specifically, resurgent oil prices drove gains in the Energy sector, so our avoidance of the sector as a fossil fuel-free fund* detracted from our relative return. The positive effect of stock selection on performance was overwhelmed by the negative effects of sector allocation since, outside of Energy, all other benchmark sectors delivered negative returns.

Each of our three largest detractors reduced the Fund’s returns by 0.3% or more this period. Two of these were driven by a slowdown in consumer spending on food staples and restaurants. Our three largest contributors added 0.2% or more to the Fund’s return. Information Technology and Communication Services were among our best best-performing sectors.

Ball Corp., the largest maker of aluminum cans and packaging, was our largest detractor this quarter. Its stock fell 14.2% and clipped 0.4%** from the Fund’s return. Weak sales at Ball’s top beverage customers constrained can volumes and weighed on Ball’s financial results. Separately, management announced it would sell its long-held aerospace business, allowing the company to pay down debt, repurchase shares and further improve its sustainability profile. We believe the end-market headwinds facing Ball’s business should abate over the coming years and lead to a substantially higher share price.

* The Parnassus Funds are fossil fuel-free funds, meaning they do not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Funds may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. The Funds define “significant revenues” as being 10% or greater.

**For this report, we quote total return to the portfolio, which includes price and dividends.

Quarterly Report • 2023

The stock of medical-products company Baxter International dropped 16.6%, reducing the Fund’s return by 0.3%. A surge in medical procedures earlier in the year leveled off, contributing to weaker-than-expected demand for medical supplies and instruments. Moreover, investors remained concerned about Baxter’s restructuring plans, including the sale of the company’s BioPharma assets to private equity for $4.25 billion. We believe the sale, when completed, will meaningfully reduce company leverage while simplifying business operations. Continued hospital spending, new product launches and increased medical utilization rates should benefit Baxter’s sales and help drive shares higher.

Sysco’s stock fell 10.4%, cutting 0.3% from the Fund’s return. Weaker consumer spending reduced the total food volume Sysco supplies to restaurants, while receding inflation provided less of a tailwind for pricing and profitability. Despite this temporary slowdown, Sysco’s position as the largest distributor with only mid-teens market share positions the company well for continued long-term growth. Strategic investments in technology and distribution will further enable Sysco to emerge stronger from this downturn.

Our biggest contributor to fund performance was Global Payments. The payments processing firm’s stock increased 17.4%, adding 0.4% to the Fund’s return. The company achieved record financial performance, driven by its B2B business’s expansion into multiple new geographies. New CEO Cameron Bready also set higher financial targets for the full year, allaying investor concerns that growth and market-share gains had slowed. We continue to like the stock and believe that the company’s low valuation and prudent capital allocation will drive investor interest and the stock price higher.

Western Digital’s stock surged 20.3%, boosting the Fund’s returns by 0.4%. Higher prices in both spot and contract markets signaled a long-awaited bottom for memory demand and potential for the industry to resume growth. The company also indicated that its strategic review is nearing completion, which could result in a merger with its Japanese JV partner and unlock meaningful cost synergies. We remain optimistic that memory demand can inflect higher and that memory prices will benefit from industry consolidation.

Alphabet’s stock appreciated 9.3%, adding 0.2% to the Fund’s return. The company posted strong results, driven by a recovery in digital advertising across Search and YouTube, and strength in its Cloud business. While investor sentiment has improved recently, Alphabet’s competitive position in generative AI remains subject to heightened investor scrutiny. We’re confident the company is positioned to benefit from the growing adoption of generative AI, which will further enhance and solidify its competitive positioning across its business segments.

Quarterly Report • 2023

Parnassus Value Equity Fund

As of September 30, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

Higher interest rates and surging oil prices dampened economic growth and stock markets this quarter. Compared to the first half of the year, investors turned cautious about the outlook for the U.S. economy as excess consumer savings are depleted, draining consumer confidence. Moreover, the Federal Reserve reiterated its resolve to tame inflation by keeping interest rates higher for longer, which raises borrowing costs for consumers and companies alike. Tighter credit conditions dampen the appetite to spend, which raises the risk of recession. The ongoing transition away from an era of easy money to tighter credit is sure to increase economic uncertainty, as we have already seen this year.

While we can’t predict whether this period of uncertainty will be short or long, as stewards of your capital, we remain steadfast in our bottom-up investment process. At the heart of this process is investing in companies that are well-positioned to navigate challenges, emerge stronger and reward the patient investor. Such companies typically have strong competitive positions, profitable business models, good management teams and resilient balance sheets. These are also the characteristics that should shine when money is valuable and not free. We are confident that the Value Equity portfolio today consists of a solid collection of companies that can offer both resilience and attractive upside potential over the long term.

We concluded a busy third quarter, buying five companies and exiting five others. We initiated stakes in Estee Lauder, Disney, Cigna, Bio-Rad Laboratories and Brookfield Renewable Partners.

A key tenet of the Value Equity Strategy is to buy quality companies whose stocks are trading at discounted prices. In practice, this means we gravitate toward stocks that the market has left behind as a starting point for idea generation and further research. This year, few sectors have been as hard hit as consumer stocks, giving us the chance to buy Estee and Disney at discounts above 50% to their post- pandemic high prices. Estee is a global beauty company that owns trusted brands such as Clinique, La Mer, MAC and Aveda. We want to see management stabilize growth and inventories in China and invest in their strong line of skincare products. Disney is the world’s largest media and consumer experiences company. Concerns about streaming’s drag on profitability, the ongoing decline in linear TV and a potential slowdown in theme parks are well reflected in Disney’s poor price performance, which is approaching 10-year lows. We believe the new management’s plan

Quarterly Report • 2023

to prioritize profitability and divest under-performing assets should dramatically improve investor confidence in the stock.

We acquired two health care names in the quarter, recognizing the essential nature of their products and services. Bio-Rad Laboratories makes tools for life sciences and clinical diagnostics. The industry is facing temporary cuts in drug development budgets and a weak biotechnology funding environment, particularly in China. However, biologics innovation is a long-term secular growth trend that will enable Bio-Rad’s industry-leading products to gain share. We also added health insurance provider Cigna. Cigna has grown earnings at a double-digit rate over the last decade, but the stock trades at just 10x earnings due to regulatory overhang going into an election year. These concerns should ease over time, as the company plays a key role in keeping drug costs lower.

Higher interest rates have battered utility stocks, which have fallen squarely into the market’s bargain bin. Yet global demand for electricity is resilient, even in recessions, and is projected to outpace GDP growth with the continued adoption of electric vehicles, generative AI and net-zero targets by corporations and governments. That disconnect led us to buy Brookfield Renewable Partners as its stock price sold off toward the third quarter’s end. The company operates one of the world’s largest pure-play renewable power utility platforms across hydroelectric, wind, solar and storage technologies. With an investment grade rating and one of the best balance sheets in the sector, we believe Brookfield is poised to benefit from secular growth in corporate renewable power demand.

To fund these purchases, we sold W. W. Grainger at a substantial gain, and booked profits in Merck and Applied Materials. We also harvested tax losses from the sale of V. F. Corp and Target. Both companies face higher-than-anticipated challenges that render the risk-reward ratio unattractive.

Our aim is to constantly evaluate both new and existing investment ideas and recycle capital into companies that offer better prospects for risk-adjusted returns. Market volatility, while unsettling, can provide an opportune time for active managers with a value orientation to find more such companies trading at bargain prices. We are deeply committed to our time-tested process and philosophy, which has a record of rewarding patient shareholders through economic cycles.

Thank you for your investment in the Parnassus Value Equity Fund.

Billy J. Hwan

Lead Portfolio Manager

Krishna S. Chintalapalli

Portfolio Manager

Quarterly Report • 2023

Parnassus Mid Cap Fund

As of September 30, 2023, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares (“the Fund”) was $33.60, and the total return for the quarter was a loss of 5.08%. This compares to a loss of 4.68% for the Russell Midcap Index (“Russell Midcap”). For the year-to-date period, the Fund declined 0.83% compared with Russell Midcap’s 3.91% rise.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell Midcap for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	7.76	1.48	3.53	7.16	0.97	0.96

Parnassus Mid Cap Fund – Institutional Shares	7.98	1.70	3.76	7.36	0.76	0.75

Russell Midcap Index	13.45	8.09	6.38	8.99	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 6.41%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.96% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Third Quarter Review

The third quarter began on a positive note, with major domestic equity indices posting gains. The Russell Midcap posted a 4% increase through the end of July, spurred by investor excitement over falling inflation, robust economic growth and anticipation that artificial intelligence (AI) would fuel a new wave of growth and investments in technology companies. This enthusiasm waned in August and September, as investors turned bearish due to softer economic growth, tight labor conditions, surging oil prices, higher bond yields and concerns that near-term, AI-driven growth estimates were overly aggressive.

Despite outpacing its key benchmark as of late September, the Fund lost ground in the quarter’s final trading days and finished 40 basis points lower than the benchmark. (One basis point is 1/100th of one percent.) Year to date, the Fund is down 0.83%, a 474 basis point shortfall relative to the Russell. We are working on reclaiming ground from the Fund’s first quarter shortfall, which was driven to a significant extent by our regional bank investments.

The Fund lost 1.0% during the quarter, primarily due to sector allocation decisions. Most of this allocation shortfall, 0.8%, was due to our zero-weight in Energy stocks, the benchmark’s best-performing sector in the third quarter. There were no other major allocation-related gains or losses during the quarter.

Positive stock selection of 0.8% helped to make up part of the difference, with our Health Care, Consumer Discretionary, and Financials sector positions outpacing underperforming companies in the Industrials and Real Estate sectors. We still have high conviction in three short-term laggards and believe their long-term prospects are excellent, especially at current valuations.

Quarterly Report • 2023

The Fund’s worst performer was Hologic Inc., a leading provider of diagnostics and mammography devices, which declined 14.3%, reducing the Fund’s return by 0.7%*. Although the company reported healthy earnings and raised its fiscal year guidance for 2023, investor sentiment soured due to slowing growth in China, elevated semiconductor chip costs in its breast-health products due to recent shortages and anticipated changes in expert guidelines, which might lead to fewer pap smear screenings. Despite these near-term concerns, we remain optimistic about Hologic’s long-term prospects given its innovative diagnostics, surgical and breast-health devices and capacity to return excess cash to shareholders, bolstered by its pristine balance sheet and robust free cash flow generation.

Xylem Inc., a leading global water technology provider, dropped 18.9%, trimming the Fund’s return by 0.4%. Investor concerns about Xylem’s recent acquisition of Evoqua Water Technologies Corp. and the departure of Xylem’s CEO and CFO, caused the stock’s valuation to contract. In our view, the market’s response seems exaggerated, especially considering that Xylem reaffirmed 2023 quarterly and annual guidance and the projected cost synergies from the Evoqua acquisition.

Ball Corp., the leading aluminum can manufacturer, dropped 14.2% during the quarter, detracting 0.5% from the Fund’s return. Ball sold its aerospace business, which will allow the company to reduce debt and repurchase its undervalued shares while enhancing its environmental, social and governance (ESG) profile. However, Ball’s exposure to weaker sales of Bud Light continued to be a pressing concern for short-term investors. Nonetheless, we see signs that Ball’s fundamentals are nearing a trough and anticipate a positive inflection in its free cash-flow generation in the years ahead.

Moving to our strongest performers, the biggest contributor was Cboe Global Markets Inc., a leading market exchange and trading platform, which rose by 13.6% and added 0.4% to the Fund’s total return. Cboe’s positive performance was underpinned by robust index option volumes, driven by an uptick in trading sophistication and market volatility. Following several years of substantial operational and technological investments, Cboe should benefit from operational efficiencies and improved margins over the next few years.

The Progressive Corp., a leading provider of auto insurance, rose by 17.1% after our initial purchase during the quarter, adding 0.3% to the Fund’s total return. At the time of purchase, the company had reported disappointing loss trends for its personal auto business and higher-than-expected catastrophe losses for its home insurance business, creating a buying opportunity in the stock. The stock has steadily recovered as underwriting results showed signs of improvement. Even while Progressive grapples with near-term headwinds, like increased losses from inflation, we expect underwriting margins to move higher over time.

Broadridge Financial Solutions Inc., a leading provider of investor communications and technology solutions for the Financials sector, climbed by 8.6%, adding 0.2% to the Fund’s total return. Management presented a positive outlook for fiscal 2024, fueled by net-new business, enhanced free cash flow and the resumption of share repurchases. Given the impressive 99% recurring revenue retention rate, bolstered by Broadridge’s dominant position in the proxy business and favorable secular trends in its technology segment, we remain bullish on the stock.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2023

Parnassus Mid Cap Fund

As of September 30, 2023

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

Overall, the economy is doing reasonably well, but that is only one element behind stock market returns. The Federal Reserve’s aggressive 525 basis points of rate hikes since March of 2022 have tempered inflation, but the annualized rate is still higher than the Fed’s target. The labor market is also tight enough to increase concerns about wage inflation. The Fed needs these conditions to ease before shifting to a more accommodative, stock-market-supporting stance. Rising bond yields, a natural offshoot of the Fed’s hawkish actions, are setting higher hurdle rates for equity investments, making them less attractive to some investors. The landscape is further complicated by persistent domestic political polarization, a ballooning national deficit and geopolitical tensions related to Russia’s and China’s foreign policy maneuvers.

We expect volatility to persist until conditions improve and the Fed initiates a dovish stance. We cannot predict exactly when this will happen, but are confident it will. Our confidence in navigating these tumultuous times is rooted in our portfolio’s quality. We prioritize investments with sustainable competitive advantages, robust free cash flow and attractive returns on investment, positioning the Fund to mitigate losses in any near-term downturn and capitalize on an eventual upswing. Alongside quality and growth, we are sensitive to valuation, seeking temporarily out-of-favor, high-quality companies trading at reasonable valuations.

While major domestic indices gave up ground this past quarter, year-to-date returns are still impressive for large cap core and mid and large cap growth stocks. Mid cap core stocks have not fared as well. The Russell Midcap is now trading at its most favorable forward price-to-earnings multiple relative to the S&P 500 Index in over twenty years, and the benchmark’s average forward price-to-earnings multiple is two turns below its 20-year average. We are using this market dislocation to buy stocks that we believe can weather the near-term volatility and thrive as markets recover.

We invested in three new companies during the quarter. We bought shares of The Progressive Corp., the second-largest personal auto insurer in the United States and Canada. Despite recent challenges in its commercial insurance segment and higher catastrophe losses in its home insurance segment, we see strong potential in Progressive’s capability to enhance margins and deliver industry-leading profitability. We are upbeat about Progressive’s growth prospects due to the potential for additional market share gains, recent pricing adjustments and innovative offerings such as the concierge claims service.

Quarterly Report • 2023

We also initiated a position in Fidelity National Information Services, Inc., a frontrunner in the bank core-processing sector. After the recent spin-off of its merchant business, we believe that Fidelity National is poised to gain share in its pure-play banking segment. Given the stock’s current low valuation and the company’s 80% recurring revenue, we find the risk-reward attractive.

Within the Health Care sector, we added Repligen Corp., a premier provider of bioprocessing products vital for clinical trials and commercial drug development. Repligen’s competitive edge is accentuated by its high switching costs and extensive patents covering crucial next-generation bioprocessing tools. Bioprocessing trends have been weak, but we believe they are close to a bottom. The company should benefit from robust longer-term industry trends and expand its market share. Repligen’s strong financial health and free cash-flow generation further bolster our confidence in the investment.

We sold our small stake in Trimble Inc., which specializes in hardware and software solutions for the construction, agricultural and transportation sectors. We believe the company’s increased debt leverage, resulting from a recent and significant acquisition, may hinder its ability to reinvest in its core business and potentially dampen its growth trajectory.

Shifting to our sector positioning, the Fund’s largest overweight relative to the Russell Midcap is in the Industrials sector. Within this sector, we hold a collection of durable companies, such as Otis Worldwide Corp., among the world’s largest elevators and escalators companies, and Republic Services Inc., the second-largest domestic waste-services company. The Fund’s second largest overweight is in the Health

Care sector, where we focus on increasingly relevant life science and diagnostics companies such as Hologic and Avantor Inc. and leading clinical-research organization IQVIA Holdings Inc.

Conversely, we continue to be significantly underweight relative to the benchmark in the Real Estate sector given multiple headwinds, especially the higher-interest-rate environment. Another large underweight relative to the benchmark is in the Utilities sector, where lofty valuations and higher bond yields are making the sector less attractive. The Fund has no exposure to the Energy sector due to our avoidance of fossil fuels producers.

The Fund seeks to own high-quality businesses at reasonable prices that can grow intrinsic value faster than our benchmarks over entire business cycles. We believe this strategy will help the Fund outperform the market over the long term by participating in up markets and limiting losses in down markets.

Thank you for your trust and investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Quarterly Report • 2023

Parnassus Mid Cap Growth Fund

As of September 30, 2023, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares (“the Fund”) was $49.59, resulting in a loss of 1.16% for the third quarter. This compares to a loss of 5.22% for the Russell Midcap Growth Index (“Russell Midcap Growth”).

Below is a table that summarizes the performance of the Fund and the Russell Midcap Growth. The returns are for the one-, three-, five- and ten-year periods ended September 30, 2023.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	21.83	0.21	4.36	7.80	0.80	0.80

Parnassus Mid Cap Growth Fund – Institutional Shares	21.96	0.34	4.51	7.93	0.70	0.68

Russell Midcap Growth Index	17.47	2.61	6.97	9.95	NA	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 6.28%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Growth is an index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.80% of net assets for the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of net assets for the Parnassus Mid Cap Growth Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Third Quarter Review

The market fell 5.22% during the third quarter, as the Russell Midcap Growth took a step back after a strong first half of the year. The Fund fell 1.16% during the third quarter, outperforming the index by 406 basis points. (One basis point is 1/100th of one percent.) The Fund rose 17.29% through the first three quarters of 2023, 741 basis points ahead of the Index’s 9.88% gain.

During the third quarter, sector allocation had a negative impact on the Fund’s relative performance. The Energy sector was the benchmark’s best-performing sector, and the Fund’s lack of exposure to fossil fuels hurt relative returns. Over a full business cycle, we feel confident that our collection of innovative businesses can outperform these commodity producers. Stock selection was meaningfully positive and more than offset the drag from Energy, as we generated 75 basis points or more of positive stock selection in four sectors: Information Technology, Health Care, Consumer Discretionary and Industrials.

Cyber-security provider Fortinet Inc. was our worst performer during the quarter, subtracting 0.8%* from the Fund’s performance, as its shares fell 22.4%. Fortinet lowered its billings guidance for the year as demand for its firewalls has slowed after growing rapidly since 2021. Now, Fortinet expects that it will take up to a year for its billings growth to return to a high-teens rate, as customers grow into their past purchases and its distribution partners work through excess inventory. We were disappointed by the setback, but Fortinet remains a competitively advantaged leader in an attractive industry. We believe the stock will return to its prior levels as growth eventually re-accelerates, so we added to the position.

Consumer data provider Equifax Inc. reduced the Fund’s performance by 0.6%, as its shares fell 22.0%. Equifax

* For this report, we quote total return to the portfolio, which includes price and dividends.

Quarterly Report • 2023

cut its financial guidance for the year because mortgage applications have fallen dramatically due to the steep rise in interest rates. Mortgage volumes in 2023 are running 40% below 2015–2019 levels and have fallen by two-thirds from their recent peak in 2021, so we don’t think there is much room left to fall. Equifax’s mortgage revenues have historically outperformed the mortgage market, as the company adds employment records, which increase the value of its data and allow it to gain market share. So, even if mortgage volumes remain flat with currently depressed levels, the company should generate solid growth next year. And whenever the mortgage market rebounds, Equifax should be a primary beneficiary. We took advantage of the stock’s decline and added to the position.

CoStar Group Inc., a leading operator of online real estate marketplaces and data services, subtracted 0.5% from the Fund’s return, as the stock dropped 13.6%. CoStar reduced its annual revenue guidance by 1% due to a decline in commercial real estate transaction volumes, especially in the office market. The company is diversified across property types, and the stock drop was disproportionally worse than the guidance reduction, so we added to the Fund’s position.

The Fund’s biggest winner this quarter was enterprise software provider Splunk Inc. The company’s shares jumped 37.9%, adding 1.6% to the Fund’s return.

Splunk’s shares rallied after the company raised its annual financial guidance, as Splunk gained traction cross-selling its suite of data monitoring software to its loyal base of customers. Later in the quarter, the stock jumped after Splunk agreed to be acquired by Cisco for $157 per share. Splunk was our largest position due to our conviction that the company’s revenue growth was resilient, its margins had significant room to expand and its valuation was attractive. We’re pleased that Cisco agreed with our analysis.

Insurance software provider Guidewire Software Inc. added 0.7% to the Fund’s return as its stock rose 18.3%. Guidewire finished its fiscal year with better-than-expected revenue and operating margins. The company also provided an upbeat outlook for its next two fiscal years, highlighting its predictable and durable revenue growth as well as its margin expansion opportunity.

Financial data and analytics provider Morningstar Inc. saw its shares rise 19.7%, adding 0.5% to the Fund’s performance. Morningstar has built an enviable franchise because its management team invested heavily to drive growth. After several years of margin compression, Morningstar’s management team pivoted its focus to productivity enhancements and operating leverage, and investors cheered this renewed focus on profitability.

Quarterly Report • 2023

Parnassus Mid Cap Growth Fund

As of September 30, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

After a strong first half of the year, the Russell Midcap Growth fell 5.2% in the third quarter. While economic growth continued to be stronger than expected, stocks are forward looking, and a number of risks moved into focus during the quarter. First, China’s economy, the second largest in the world, has been weaker than expected. Next, the Federal Reserve signaled that it expects to raise its benchmark Fed Funds rate again later this year and then hold the rate at a higher level for longer. Additionally, oil prices are rising again and ended the quarter near year-to-date highs. The combination of higher interest rates and oil prices could pressure consumer spending, impair corporate profit margins and inflate government deficits.

However, offsetting these headwinds is the revolutionary potential of artificial intelligence and an emphasis on re-shoring America’s manufacturing base. The core inflation rate also continues to decelerate. And the Russell Midcap Growth still trades 26% below its late 2021 peak, so there is a lot of room for the index to recapture its lost ground. We see a wide range of outcomes and we are fundamental stock pickers, not market timers, so we aren’t trying to predict what the market will do next. Over the long term, we believe that our portfolio of high-quality growth compounders—innovative companies that can gain market share with expanding moats and clean balance sheets—should outperform regardless of the economic environment.

We began 2023 with 40% of the Fund’s portfolio in information technology companies, as we saw a unique opportunity to invest in the secularly advantaged software and semiconductor industries after both meaningfully underperformed in 2022. Our overweight positioning has paid off this year, as they’ve rallied meaningfully. While we’re still overweight due to our conviction in our technology companies’ growth opportunities and resilient business models, we’ve reduced our weighting by more than 10 percentage points since the start of the year.

During the quarter, we further diversified the portfolio with the proceeds of our information technology trims, initiating six new positions across four sectors while exiting one stock during the quarter.

We sold Illumina Inc., the largest provider of gene-sequencing instruments and related consumables. While the company enjoys an enviable leadership position, disruptive new entrants and funding pressures are reducing demand for its instruments. We used the proceeds from the Illumina sale to invest in

Quarterly Report • 2023

Repligen, an innovation leader and consistent market-share gainer in the bioprocessing industry. Repligen’s products enable drug development by making the process more efficient, so a drug can come to market faster with lower costs. The bioprocessing market is an attractive, though cyclical, industry, so we took advantage of a downturn to invest in Repligen at a discounted price. Additionally, we invested in another health care company, Alnylam Pharmaceuticals, Inc., that we had invested in profitably before. Its shares have meaningfully underperformed this year, but we think the company’s unique RNAi technology platform should enable it to bring innovative drugs to the market in therapeutic areas like cardiomyopathy and hypertension.

We also introduced two competitively advantaged industrial businesses to the portfolio. Trane Technologies plc is a manufacturer of heating, ventilation and cooling (HVAC) systems. The HVAC industry should benefit from secular tailwinds driven by global warming and the need to reduce emissions. As the technology leader, we expect Trane to gain market share while attaching recurring, higher-margin services revenue. Copart Inc. operates the leading marketplace for salvage vehicles. Copart has invested heavily to attract a deep pool of sellers with its differentiated services, creating an economically resilient, high-margin and competitively advantaged business. As the costs of repairing a damaged car continue to rise alongside increasing vehicle complexity, we expect auto insurers to turn to Copart more often to minimize their claims losses.

We also invested in LPL Financial Holdings Inc., a wealth management platform. LPL’s superior technology is gaining market share by attracting both individual registered investment advisors and entire enterprises, like Prudential Financial, to its platform. LPL is also a beneficiary of higher interest rates, as it earns a spread on its clients’ cash balances.

Last but not least, we invested in off-price retailer Ross Stores Inc. Ross should benefit as consumers increasingly seek out value. We also see meaningful upside potential to earnings if Ross’s operating margins recover toward its pre-Covid levels.

We’ve put together a portfolio of high-quality companies that are leaders in attractive industries. We invest in stocks when they’re trading at reasonable valuations relative to their growth rates, margins and financial leverage. And we move quickly to take full advantage of the opportunity when secular winners are cyclically underperforming.

Thank you for the trust you place in us to manage your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Ian E. Sexsmith

Lead Portfolio Manager

Robert J. Klaber

Portfolio Manager

Quarterly Report • 2023

Parnassus Fixed Income Fund

As of September 30, 2023, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares (“the Fund”) was $13.97, producing a loss for the quarter of 2.70% (including dividends). This compares to a loss of 3.23% for the Bloomberg U.S. Aggregate Bond Index (“Bloomberg Aggregate Index”). For the first three quarters of 2023, the Parnassus Fixed Income Fund – Investor Shares posted a loss of 0.63%, as compared to a loss of 1.21% for the Bloomberg Aggregate Index.

Below is a table comparing the performance of the Fund with that of the Bloomberg Aggregate Index. Average annual total returns are for the one-, three-, five- and ten-year periods. For September 30, the 30-day subsidized SEC yield was 4.95%, and the unsubsidized SEC yield was 4.74%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund — Investor Shares	1.36	-5.75	-0.13	0.73	0.82	0.58

Parnassus Fixed Income Fund — Institutional Shares	1.56	-5.54	0.09	0.91	0.59	0.39

Bloomberg U.S. Aggregate Bond Index	0.64	-5.21	0.10	1.13	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 0.51%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to waive 0.10% of its management fee for each class, and to reimburse the Fund for expenses to the extent necessary to limit total operating expenses to 0.58% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.39% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

The Parnassus Fixed Income Fund – Investor Shares outperformed the Bloomberg Aggregate Index in the quarter, driven by both allocation and superior security selection. Unfortunately, the quarter was challenging for fixed income, as interest rates rose on renewed economic growth and concerns about sticky inflation. The Fund lost 2.70% in the quarter, compared to a loss of 3.23% for the Index.

The Fixed Income Fund gained 36 basis points relative to the Index from positive allocation across fixed income asset classes, including Treasuries, Corporate bonds and Securitized instruments. (One basis point is 1/100th of one percent.) It also gained 31 basis points from positive selection, primarily within corporate bonds.

The Fund’s corporate bond portfolio, which averaged 67.89% of assets over the quarter, outperformed the Index’s corporate bonds. The Fund’s securities lost 2.6% over the course of the quarter, compared to 3.1% for the Index. As a result, positive selection among corporate bonds added 24 basis points to the Fund’s total return. Our overweight allocation to corporates also contributed to the Fund’s return, adding 8 basis points to the total return. Corporate bonds performed well in the quarter, as credit spreads narrowed in response to higher yields and improved economic prospects.

Government-related bonds added 21 basis points to the Fund’s total return. Outperformance in this asset class was driven by strong returns from bonds issued by the Federal Home Loan Bank (FHLB) as well as from our supranational green bonds. FHLB bonds posted positive returns, unlike much of the fixed income universe. While the Fund’s FHLB holdings performed somewhat worse than those within the Index, we hold

Quarterly Report • 2023

3.12% of assets in FHLB bonds, compared to 0.30% in the Index. As a result, our FHLB position added 11 basis points to the total return, of which 10 basis points were from allocation. Bonds issued by the International Finance Corporation, part of the World Bank, also performed better than most fixed income assets and added 7 basis points to the Fund’s total return.

Outside of government-related bonds, our top performers were bonds issued by Alaska Air Group, Inc. (“Alaska Airlines”). These bonds were issued in the depths of the pandemic and have a healthy 8% coupon, which makes them relatively less susceptible to rising interest rates. The bonds also benefitted from strong consumer demand for air travel, leading to a healthy environment for airlines. Another top performer was Discover Financial Services, which added 6 basis points to the total return. The Fund’s Discover Financial issues gained 0.59% versus the Discover Financial issues within the Index, which fell 0.76%.

Treasury bonds were a weak spot in the quarter, subtracting 12 basis points from the Fund’s total return. This was split between a negative 5 basis points of attribution from allocation and a negative 7 basis points of attribution from selection. Our Treasury portfolio is long duration, ending the quarter at 6.13 years, versus the Index at 5.79 years. The long-duration Treasury position offsets the short-duration positions elsewhere within the Fund, including within corporate bonds. It also partially softens the impact of the Fund’s underweight in Treasuries at 18.33% versus 41.14% for the index.

Parnassus Fixed Income Fund

As of September 30, 2023

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The U.S. economy accelerated in the third quarter, as economic activity benefited from strong wage growth, summer vacations and even the Taylor Swift concert tour. Just six months ago, economists expected the United States to be in recession by the third quarter of this year. Instead, quarterly growth is now expected to be 3.6%, a remarkable turnaround. The Federal Reserve’s rhetoric around its interest rate policy has reflected this change, with the communication around “higher rates for a longer time” getting stronger.

While we’re pleased to see such robust growth and appreciate the positive impact it has on families and businesses, we are concerned about the “soft landing” narrative. We believe that American consumers are in sound financial condition, benefiting from higher wage growth and loans that were fixed at historically low

Quarterly Report • 2023

yields. However, we expect that consumer spending will continue to fall from pandemic-era highs, which will negatively affect the economy. We also anticipate that businesses with debt that is largely floating will feel the impact from higher interest rates. Small local banks are likely to be hurt by high federal funds rates sapping deposits, while also feeling a disproportionate effect from commercial real estate losses. These banks support economic growth, so their stress will be felt more broadly in the economy.

Within the fixed income market, yields are at generational highs, making the return potential more attractive than we’ve seen for years. Corporate credit spreads continue to be tight, reflecting favorable earnings expectations. That said, given our more muted growth outlook, we think that current credit spreads have more downside risk than upside potential, especially for high yield. In response to these full valuations, we reduced our exposure to several high-yield consumer credits, including Macy’s, Inc. and Hanesbrands Inc. Securitized bonds continue to underperform the market, and their valuations are becoming more attractive. We increased exposure to these assets by adding to the Fund in a securitized bond ETF from 0.50% at the end of the second quarter to 5.03% at the end of the third quarter.

We continued investing in green bonds during the quarter, believing that these assets are a good fit for the Fixed Income Fund. At the end of the quarter, 23.80% of the Fund’s bonds were labeled as green or corporate sustainability bonds*. As a reminder, we only purchase green bonds that have been issued by companies that we fundamentally like from an investment perspective. While the proceeds of the bond are used for climate-change mitigation projects, repayment of the bond and the periodic interest payments come from the company’s overall cash flows. As a result, we believe that fundamentals still reign supreme when investing in this asset class.

We continue to thank you for your investment in the Parnassus Fixed Income Fund.

Samantha Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

* Green bonds are fixed-income instruments that are specifically earmarked to raise money for climate and environmental projects. Similarly, sustainability bonds are specifically earmarked to raise money for a combination of environmental and social projects.

Quarterly Report • 2023

Responsible Investing Notes

This time last year, the quarterly RI commentary celebrated the U.S. Inflation Reduction Act—landmark legislation that was designed, in part, to shift the American economy toward a strengthened, lower carbon future. This quarter welcomes another remarkable win for climate action. In September, the Climate Corporate Data Accountability Act (SB253) and the Climate-Related Financial Risk Act (SB261) were passed by the California state legislature, and on October 7, Governor Newsom signed both bills into law. SB261 calls for biennial climate-related financial risk reports for companies operating in California with annual revenues over $500 million. And SB253 requires California businesses with over $1 billion in revenue to comprehensively report their greenhouse gas emissions. SB253 was supported by several companies in our funds, including Apple, Microsoft and Salesforce, and provisions in both bills echo views we expressed in our 2022 letter to the SEC calling for mandatory climate-related disclosures by public companies. Reporting for both will begin in 2026.

Supportive policies like this—and the Corporate Sustainability Reporting Directive in Europe—underpin the necessary achievement of global climate goals and enable better investment decision-making for long-term investors. They also underpin Parnassus’s success in achieving our aim of net-zero emissions across all AUM by 2050—a goal we announced earlier this year. Last month, drawing on our commitments and our prior experience engaging on climate, we initiated our 2023–2024 climate change impact engagements. These engagements will focus on the highest emitters in our portfolios and those without robust emissions-reduction targets or clear preparedness for climate-related risks and opportunities. I look forward to sharing outcomes from this workstream in the coming quarters.

In addition to our continuing focus on climate, Parnassus had several other notable achievements in the third quarter. We:

•

Released our 2023 ESG Stewardship Report. The report shares the results of our company engagements, shareholder proposals and proxy voting over the last year. It also showcases the ESG performance of each of the Parnassus equity funds compared to their respective benchmarks across critical ESG metrics. A stewardship webinar covering the report can be found on parnassus.com.

•

Filed a proposal on environmental justice at a large cap medical device manufacturer. The proposal calls on the company to report on its efforts to identify and reduce heightened health and environmental impacts on marginalized communities living near its operations. Our team is in the process of engaging the company in response to the proposal.

•

Promoted safer use and disclosure of chemicals in consumer products. In September, Parnassus wrote to the Office of Chemical Safety and Pollution Prevention at the U.S. Environmental Protection Agency seeking expansion of the Safer Choice and Design for the Environment programs, which promote disclosure and reduce the use of toxic and unsafe chemicals in beauty and personal care products.

•

Called on Citigroup, Morgan Stanley and Bank of America to improve their implementation of the UN Guiding Principles on Business and Human Rights in line with the findings of Banktrack’s fourth Global Human Rights Benchmark, through a collective investor statement. This assessment covers the human rights performance of 50 of the world’s largest banks.

•

Kicked off our impact engagement strategy for the coming year. In 2023–2024, we will focus on physical and transition impacts of climate change; environmental justice; responsible use of artificial intelligence; ESG materiality assessments; and various workplace-related topics. We will also continue to engage on proxy matters via inbound engagement requests, and as needed on material ESG controversies and issues.

This next quarter and the coming year will continue to bring both challenges and opportunities. I look forward to sharing stories of our success with you as we leverage and build on supportive policies like the ones mentioned above.

Sincerely,

Marian Macindoe

Head of ESG Stewardship

Quarterly Report • 2023

Parnassus Core Equity Fund

Portfolio of Investments as of September 30, 2023 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	5,164,364	1,630,647,933	6.4%
Alphabet Inc., Class A	10,597,522	1,386,791,729	5.4%
Apple Inc.	6,657,763	1,139,875,603	4.5%
Salesforce Inc.	4,797,706	972,878,823	3.8%
Oracle Corp.	9,029,345	956,388,222	3.8%
Mastercard Inc., Class A	2,224,027	880,514,530	3.5%
Deere & Co.	2,319,382	875,288,379	3.4%
CME Group Inc., Class A	4,257,792	852,495,114	3.3%
Linde plc	2,278,249	848,306,015	3.3%
Bank of America Corp.	26,787,153	733,432,249	2.9%
Adobe Inc.	1,397,560	712,615,844	2.8%
Marsh & McLennan Co., Inc.	3,440,540	654,734,762	2.6%
S&P Global Inc.	1,715,456	626,844,777	2.5%
Gilead Sciences Inc.	8,253,708	618,532,878	2.4%
Fiserv Inc.	5,474,730	618,425,501	2.4%
Intercontinental Exchange Inc.	5,500,486	605,163,470	2.4%
Waste Management Inc.	3,879,636	591,411,712	2.3%
Costco Wholesale Corp.	1,038,333	586,616,612	2.3%
Danaher Corp.	2,327,870	577,544,547	2.3%
Ball Corp.	11,532,631	574,094,371	2.3%
Intel Corp.	16,072,226	571,367,634	2.2%
The Cigna Group	1,940,500	555,118,835	2.2%
Roche Holding AG, ADR	16,323,253	553,847,974	2.2%
The Procter & Gamble Co.	3,583,058	522,624,840	2.0%
Thermo Fisher Scientific Inc.	1,006,492	509,456,056	2.0%
Applied Materials Inc.	3,604,580	499,054,101	2.0%
Becton, Dickinson and Co.	1,897,196	490,482,082	1.9%
NVIDIA Corp.	1,125,448	489,558,626	1.9%
The Sherwin-Williams Co.	1,767,608	450,828,421	1.8%
Mondelez International Inc., Class A	6,450,838	447,688,157	1.7%
Sysco Corp.	6,705,845	442,921,062	1.7%
Verisk Analytics Inc.	1,779,309	420,343,958	1.6%
Charter Communications Inc., Class A	934,767	411,129,222	1.6%
Nutrien Ltd.	6,638,566	409,997,836	1.6%
Marriott International Inc.	1,980,095	389,207,473	1.5%
Texas Instruments Inc.	2,443,728	388,577,189	1.5%
Autozone Inc.	149,570	379,906,304	1.5%
Canadian Pacific Kansas City Ltd.	4,544,312	338,142,256	1.3%
D.R. Horton Inc.	2,484,856	267,047,474	1.0%
Intuit Inc.	489,731	250,223,157	1.0%

Total investment in equities		25,230,125,728	98.8%

Total short-term securities		324,083,937	1.3%

Other assets and liabilities		(24,202,910)	-0.1%

Total net assets		25,530,006,755	100.0%

Net asset value as of September 30, 2023
Investor shares		$52.22
Institutional shares		$52.34

Quarterly Report • 2023

Parnassus Growth Equity Fund

Portfolio of Investments as of September 30, 2023 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	7,058	2,228,564	9.6%
Alphabet Inc., Class A	12,029	1,574,115	6.8%
Amazon.com Inc.	10,089	1,282,514	5.5%
Apple Inc.	6,478	1,109,098	4.8%
Visa Inc., Class A	4,535	1,043,095	4.5%
Adobe Inc.	1,901	969,320	4.2%
NVIDIA Corp.	2,020	878,680	3.8%
Intuit Inc.	1,494	763,344	3.3%
Eli Lilly & Co.	1,364	732,645	3.2%
Salesforce Inc.	3,162	641,190	2.8%
UnitedHealth Group Inc.	1,237	623,683	2.7%
S&P Global Inc.	1,444	527,652	2.3%
Ares Management Corp., Class A	5,104	525,049	2.3%
Thermo Fisher Scientific Inc.	1,024	518,318	2.2%
Procore Technologies Inc.	7,686	502,050	2.2%
Danaher Corp.	2,013	499,425	2.2%
The Sherwin-Williams Co.	1,943	495,562	2.1%
Charter Communications Inc., Class A	1,093	480,723	2.1%
Ferguson plc	2,867	471,535	2.0%
Costco Wholesale Corp.	833	470,612	2.0%
Marriott International Inc., Class A	2,376	467,027	2.0%
Applied Materials Inc.	3,169	438,748	1.9%
Palo Alto Networks Inc.	1,848	433,245	1.9%
Boston Scientific Corp.	7,673	405,134	1.7%
Adyen NV, ADR	50,142	371,051	1.6%
Ulta Beauty Inc.	912	364,298	1.6%
Yum! Brands Inc.	2,813	351,456	1.5%
Linde plc	905	336,977	1.4%
Deere & Co.	858	323,792	1.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,691	320,748	1.4%
Advanced Micro Devices Inc.	3,106	319,359	1.4%
Old Dominion Freight Line Inc.	765	312,992	1.3%
LVMH Moët Hennessy Louis Vuitton, ADR	2,022	305,545	1.3%
Hershey Co.	1,328	265,706	1.1%
Canadian Pacific Kansas City Ltd.	3,520	261,923	1.1%
DexCom Inc.	2,626	245,006	1.1%
Vertex Pharmaceuticals Inc.	664	230,899	1.0%
AstraZeneca plc, ADR	3,325	225,169	1.0%
Cloudflare Inc., Class A	3,499	220,577	0.9%
Airbnb Inc., Class A	1,522	208,834	0.9%
Netflix Inc.	518	195,597	0.8%

Total investment in equities		22,941,257	98.9%

Total short-term securities		332,728	1.4%

Other assets and liabilities		(74,515)	-0.3%

Total net assets		23,199,470	100.0%

Net asset value as of September 30, 2023
Investor shares		$18.76
Institutional shares		$18.79

Quarterly Report • 2023

Parnassus Value Equity Fund

Portfolio of Investments as of September 30, 2023 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Verizon Communications Inc.	4,956,916	160,653,648	3.5%
The Progressive Corp.	1,024,471	142,708,810	3.1%
Oracle Corp.	1,263,177	133,795,708	3.0%
Sysco Corp.	1,975,976	130,513,215	2.9%
Gilead Sciences Inc.	1,738,122	130,254,863	2.9%
Global Payments Inc.	1,128,745	130,245,886	2.9%
Alphabet Inc., Class A	993,078	129,954,187	2.9%
Intel Corp.	3,492,364	124,153,540	2.7%
Bank of America Corp.	4,494,860	123,069,267	2.7%
Micron Technology Inc.	1,796,456	122,212,902	2.7%
S&P Global Inc.	331,514	121,138,531	2.7%
Mastercard Inc., Class A	300,000	118,773,000	2.6%
Comcast Corp., Class A	2,655,530	117,746,200	2.6%
Ball Corp.	2,295,707	114,280,295	2.5%
Deere & Co.	287,730	108,583,547	2.4%
The Bank of New York Mellon Corp.	2,444,145	104,242,784	2.3%
Cummins Inc.	455,464	104,055,305	2.3%
Microsoft Corp.	322,580	101,854,635	2.2%
D.R. Horton Inc.	939,263	100,942,595	2.2%
Fidelity National Information Services	1,795,778	99,252,650	2.2%
Simon Property Group Inc.	913,815	98,719,435	2.2%
American Express Co.	642,639	95,875,312	2.1%
The Charles Schwab Corp.	1,695,957	93,108,039	2.1%
Biogen Inc.	360,742	92,714,301	2.0%
Western Digital Corp.	1,985,841	90,613,925	2.0%
Agilent Technologies Inc.	796,434	89,057,250	2.0%
Union Pacific Corp.	436,475	88,879,404	2.0%
Align Technology Inc.	289,601	88,420,977	2.0%
Ross Stores Inc.	773,483	87,364,905	1.9%
Baxter International Inc.	2,222,045	83,859,978	1.9%
Amdocs Ltd.	950,620	80,317,884	1.8%
FedEx Corp.	301,210	79,796,553	1.8%
Bio-Rad Laboratories Inc., Class A	220,791	79,142,534	1.7%
Citigroup Inc.	1,922,087	79,055,438	1.7%
BioMarin Pharmaceutical Inc.	832,295	73,641,462	1.6%
CME Group Inc., Class A	365,859	73,252,289	1.6%
Cisco Systems Inc.	1,324,420	71,200,819	1.6%
The Walt Disney Co.	852,784	69,118,143	1.5%
Capital One Financial Corp.	700,000	67,935,000	1.5%
Moderna Inc.	644,208	66,540,244	1.5%
The Estee Lauder Companies Inc., Class A	441,407	63,805,382	1.4%
Adobe Inc.	123,476	62,960,412	1.4%
Brookfield Renewable Corp., Class A	2,294,989	54,942,037	1.2%
International Flavor & Fragrances Inc.	772,359	52,651,713	1.2%
The Gap Inc.	4,729,419	50,273,724	1.1%
The Cigna Group	161,803	46,286,984	1.0%

Total investment in equities		4,397,965,712	97.1%

Total short-term securities		138,800,047	3.0%

Other assets and liabilities		(6,067,785)	-0.1%

Total net assets		4,530,697,974	100.0%

Net asset value as of September 30, 2023
Investor shares		$45.58
Institutional shares		$45.74

Quarterly Report • 2023

Parnassus Mid Cap Fund

Portfolio of Investments as of September 30, 2023 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Hologic Inc.	3,239,983	224,854,820	4.2%
Cboe Global Markets Inc.	1,348,043	210,577,797	4.0%
Sysco Corp.	3,103,957	205,016,360	3.9%
Otis Worldwide Corp.	2,316,927	186,072,407	3.5%
The Sherwin-Williams Co.	701,395	178,890,795	3.4%
Broadridge Financial Solutions Inc.	940,763	168,443,615	3.2%
Roper Technologies Inc.	342,067	165,656,207	3.1%
IQVIA Holdings Inc.	834,234	164,135,540	3.1%
Ball Corp.	3,183,667	158,482,943	3.0%
TransUnion	2,172,921	155,993,999	2.9%
Avantor Inc.	6,938,004	146,253,124	2.8%
Autodesk Inc.	700,741	144,990,320	2.7%
SBA Communications Corp., Class A	697,265	139,571,535	2.6%
Workday Inc., Class A	646,094	138,813,296	2.6%
Ross Stores Inc.	1,228,816	138,794,767	2.6%
C.H. Robinson Worldwide Inc.	1,568,406	135,086,809	2.5%
The Progressive Corp.	945,408	131,695,334	2.5%
KLA Corp.	272,677	125,066,033	2.4%
Republic Services Inc.	851,365	121,328,026	2.3%
Amdocs Ltd.	1,433,630	121,127,399	2.3%
BioMarin Pharmaceutical Inc.	1,363,955	120,682,738	2.3%
Hilton Worldwide Holdings Inc.	790,661	118,741,469	2.2%
Fidelity National Information Services	2,128,236	117,627,604	2.2%
CNH Industrial N.V.	9,538,786	115,419,311	2.2%
D.R. Horton Inc.	1,055,341	113,417,497	2.1%
Xylem Inc.	1,227,103	111,703,186	2.1%
O’Reilly Automotive Inc.	122,539	111,370,796	2.1%
IDACORP Inc.	1,185,502	111,022,262	2.1%
The Bank of New York Mellon Corp.	2,428,810	103,588,747	1.9%
Jack Henry & Associates Inc.	679,882	102,757,365	1.9%
Nutrien Ltd.	1,633,433	100,880,822	1.9%
Pool Corp.	272,880	97,172,568	1.8%
Grocery Outlet Holding Corp.	3,331,679	96,118,939	1.8%
Verisk Analytics Inc.	381,748	90,184,147	1.7%
Pentair plc	1,320,981	85,533,520	1.6%
Old Dominion Freight Line Inc.	202,012	82,651,190	1.6%
Repligen Corp.	508,100	80,792,981	1.5%
Ansys Inc.	265,871	79,109,916	1.5%
Synopsys Inc.	160,483	73,656,883	1.4%
Lam Research Corp.	116,830	73,225,539	1.4%
Agilent Technologies Inc.	612,488	68,488,408	1.3%
Alexandria Real Estate Equities Inc.	487,211	48,769,821	0.9%

Total investment in equities		5,263,766,835	99.1%

Total short-term securities		52,369,751	1.0%

Other assets and liabilities		(9,740,167)	-0.1%

Total net assets		5,306,396,419	100.0%

Net asset value as of September 30, 2023
Investor shares		$33.60
Institutional shares		$33.80

Quarterly Report • 2023

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of September 30, 2023 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Guidewire Software Inc.	370,362	33,332,580	4.6%
CoStar Group Inc.	348,207	26,773,636	3.7%
Fortinet Inc.	422,306	24,780,916	3.4%
Agilent Technologies Inc.	215,607	24,109,175	3.3%
Verisk Analytics Inc.	98,580	23,288,539	3.2%
The Progressive Corp.	161,722	22,527,875	3.1%
Morningstar Inc.	94,728	22,189,087	3.1%
IDEXX Laboratories Inc.	48,983	21,418,796	3.0%
Equifax Inc.	113,315	20,757,042	2.9%
Cintas Corp.	42,986	20,676,696	2.9%
Align Technology Inc.	66,596	20,333,091	2.8%
O’Reilly Automotive Inc.	22,322	20,287,573	2.8%
Broadridge Financial Solutions Inc.	111,530	19,969,446	2.8%
Pool Corp.	54,897	19,548,822	2.7%
The Sherwin-Williams Co.	72,133	18,397,522	2.6%
MercadoLibre Inc.	14,467	18,342,420	2.5%
Ross Stores Inc.	162,191	18,319,473	2.5%
Trane Technologies plc	89,740	18,209,143	2.5%
Lululemon Athletica Inc.	47,052	18,143,722	2.5%
Splunk Inc.	123,521	18,064,946	2.5%
Veeva Systems Inc., Class A	88,566	18,018,753	2.5%
Ball Corp.	361,763	18,008,562	2.5%
Ansys Inc.	59,803	17,794,383	2.5%
Teradyne Inc.	167,112	16,788,071	2.3%
Workday Inc., Class A	76,758	16,491,456	2.3%
KLA Corp.	35,771	16,406,727	2.3%
IQVIA Holdings Inc.	83,124	16,354,647	2.3%
Hilton Worldwide Holdings Inc.	108,531	16,299,185	2.3%
The Trade Desk Inc., Class A	195,036	15,242,063	2.1%
Old Dominion Freight Line Inc.	35,664	14,591,569	2.0%
Synopsys Inc.	31,644	14,523,647	2.0%
Copart Inc.	335,701	14,465,356	2.0%
Nutrien Ltd.	223,897	13,827,879	1.9%
Monolithic Power Systems Inc.	28,318	13,082,916	1.8%
Cadence Design Systems Inc.	54,507	12,770,990	1.8%
BioMarin Pharmaceutical Inc.	142,279	12,588,846	1.8%
LPL Financial Holdings Inc.	31,644	7,520,197	1.1%
Lam Research Corp.	11,075	6,941,478	1.0%
Alnylam Pharmaceuticals Inc.	38,748	6,862,271	1.0%
Repligen Corp.	42,024	6,682,236	0.9%
Twilio Inc., Class A	103,370	6,050,246	0.8%

Total investment in equities		710,781,978	98.6%

Total short-term securities		11,011,417	1.5%

Other assets and liabilities		(488,848)	-0.1%

Total net assets		721,304,547	100.0%

Net asset value as of September 30, 2023
Investor shares		$49.59
Institutional shares		$49.80

Quarterly Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2023 (unaudited)

Exchange-Traded Funds	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets
iShares MBS ETF			149,811	13,303,217	5.0%

Total investment in exchange-traded funds				13,303,217	5.0%

Preferred Stocks
Morgan Stanley	4.25%	01/15/2027	100,000	1,705,000	0.6%

Total investment in preferred stocks				1,705,000	0.6%

Corporate Bonds			Principal Amount ($)
Sysco Corp.	2.40%	02/15/2030	5,000,000	4,118,693	1.6%
Oracle Corp.	6.13%	07/08/2039	4,000,000	3,862,323	1.5%
Ball Corp.	4.88%	03/15/2026	4,000,000	3,854,812	1.5%
Citigroup Inc.	2.01%	01/25/2026	4,000,000	3,777,409	1.4%
Pentair Finance SA	4.50%	07/01/2029	4,000,000	3,665,985	1.4%
SBA Communications Corp.	3.88%	02/15/2027	4,000,000	3,665,332	1.4%
Agilent Technologies Inc.	2.75%	09/15/2029	4,250,000	3,634,118	1.4%
CNH Industrial Capital LLC	1.45%	07/15/2026	4,000,000	3,564,197	1.4%
Public Service Co. of Oklahoma	2.20%	08/15/2031	4,500,000	3,477,671	1.3%
Trimble Inc.	6.10%	03/15/2033	3,500,000	3,429,726	1.3%
Discover Financial Services	4.50%	01/30/2026	3,500,000	3,349,885	1.3%
C.H. Robinson Worldwide Inc.	4.20%	04/15/2028	3,500,000	3,285,911	1.2%
McCormick & Co., Inc.	2.50%	04/15/2030	4,000,000	3,266,570	1.2%
American Express Co.	4.05%	05/03/2029	3,500,000	3,261,995	1.2%
The Sherwin-Williams Co.	4.50%	06/01/2047	4,000,000	3,196,051	1.2%
O’Reilly Automotive Inc.	4.20%	04/01/2030	3,500,000	3,193,202	1.2%
Avantor Funding Inc.	4.63%	07/15/2028	3,500,000	3,190,951	1.2%
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	3,684,000	3,187,271	1.2%
Xylem Inc.	2.25%	01/30/2031	4,000,000	3,184,940	1.2%
Global Payments Inc.	5.95%	08/15/2052	3,500,000	3,134,636	1.2%
Micron Technology Inc.	2.70%	04/15/2032	4,000,000	3,055,319	1.2%
Roper Technologies Inc.	2.95%	09/15/2029	3,500,000	3,034,193	1.2%
Alaska Airlines 2020-1, Class B	8.00%	08/15/2025	3,008,884	3,010,739	1.1%
Becton, Dickinson and Co.	4.69%	12/15/2044	3,500,000	2,954,262	1.1%
Southwest Airlines Co.	5.13%	06/15/2027	3,000,000	2,925,598	1.1%
T-Mobile USA Inc.	4.38%	04/15/2040	3,500,000	2,812,831	1.1%
Ross Stores Inc.	4.80%	04/15/2030	3,000,000	2,788,647	1.1%
Merck & Co., Inc.	1.90%	12/10/2028	3,250,000	2,773,107	1.0%
Autodesk Inc.	2.40%	12/15/2031	3,500,000	2,755,453	1.0%
Lowe’s Companies Inc.	2.80%	09/15/2041	4,250,000	2,743,329	1.0%
S&P Global Inc.	2.70%	03/01/2029	3,000,000	2,623,639	1.0%
American Tower Corp.	3.70%	10/15/2049	4,000,000	2,614,729	1.0%
Salesforce Inc.	1.50%	07/15/2028	3,000,000	2,551,574	1.0%
Canadian Pacific Railway Co.	4.70%	05/01/2048	3,000,000	2,481,212	0.9%
International Flavor & Fragrances Inc.	5.00%	09/26/2048	3,300,000	2,457,135	0.9%
Masco Corp.	4.50%	05/15/2047	3,260,000	2,430,507	0.9%
Morgan Stanley	2.72%	07/22/2025	2,500,000	2,426,252	0.9%
Verizon Communications Inc.	2.85%	09/03/2041	3,750,000	2,423,450	0.9%
Fiserv Inc.	3.85%	06/01/2025	2,500,000	2,416,748	0.9%

Quarterly Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2023 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
UnitedHealth Group Inc.	4.20%	01/15/2047	3,000,000	2,398,116	0.9%
Qorvo Inc.	3.38%	04/01/2031	3,000,000	2,376,213	0.9%
Baxter International Inc.	2.54%	02/01/2032	3,000,000	2,323,940	0.9%
Capital One Financial Corp.	2.62%	11/02/2032	3,000,000	2,201,746	0.8%
Alexandria Real Estate Equities Inc.	2.00%	05/18/2032	3,000,000	2,181,866	0.8%
Visa Inc.	0.75%	08/15/2027	2,500,000	2,135,972	0.8%
Regency Centers LP	3.75%	06/15/2024	2,000,000	1,952,213	0.7%
Bank of America Corp.	1.53%	12/06/2025	2,000,000	1,888,553	0.7%
VF Corp.	6.00%	10/15/2033	2,000,000	1,875,833	0.7%
Hanesbrands Inc.	4.88%	05/15/2026	2,000,000	1,833,903	0.7%
Regency Centers LP	4.40%	02/01/2047	2,400,000	1,769,993	0.7%
Intel Corp.	3.20%	08/12/2061	3,000,000	1,747,851	0.7%
Canadian Pacific Railway Co.	2.88%	11/15/2029	2,000,000	1,721,934	0.7%
APTIV plc	5.40%	03/15/2049	2,000,000	1,647,002	0.6%
Bank of America Corp.	3.85%	03/08/2037	2,000,000	1,627,233	0.6%
FedEx Corp.	4.25%	05/15/2030	1,750,000	1,617,148	0.6%
Fiserv Inc.	4.40%	07/01/2049	2,000,000	1,531,860	0.6%
The Progressive Corp.	5.38%	11/06/2023	1,500,000	1,486,933	0.6%
The Charles Schwab Corp.	3.75%	04/01/2024	1,500,000	1,482,771	0.6%
FedEx Corp.	4.75%	11/15/2045	1,750,000	1,428,714	0.5%
Alexandria Real Estate Equities Inc.	4.85%	04/15/2049	1,750,000	1,365,901	0.5%
The Charles Schwab Corp.	4.00%	06/01/2026	1,500,000	1,253,064	0.5%
Alphabet Inc.	1.10%	08/15/2030	1,500,000	1,167,938	0.4%
Autodesk Inc.	2.85%	01/15/2030	1,250,000	1,059,530	0.4%
APTIV plc	4.15%	05/01/2052	1,500,000	1,042,892	0.4%
VF Corp.	6.45%	11/01/2037	1,000,000	957,343	0.4%
APTIV plc	2.40%	02/18/2025	1,000,000	951,530	0.4%
Discover Financial Services	4.10%	02/09/2027	1,000,000	913,870	0.3%
Digital Realty Trust Inc.	3.60%	07/01/2029	1,000,000	883,426	0.3%
Alphabet Inc.	2.05%	08/15/2050	1,500,000	817,990	0.3%

Total investment in corporate bonds				168,223,680	63.6%

Supranational Bonds
International Finance Corp.	2.13%	04/07/2026	6,000,000	5,595,309	2.1%
International Bank for Reconstruction & Development	1.63%	11/03/2031	5,000,000	3,990,821	1.5%
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	3,838,362	1.5%
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	1,896,871	0.7%
European Investment Bank	1.63%	10/09/2029	2,000,000	1,688,009	0.6%
European Investment Bank	0.75%	09/23/2030	2,000,000	1,536,465	0.6%

Total investment in supranational bonds				18,545,837	7.0%

Quarterly Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2023 (unaudited) (continued)

U.S. Government Agency Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Federal Home Loan Bank	0.50%	07/28/2025	5,000,000	4,584,483	1.7%
Federal Home Loan Bank	3.33%	06/27/2025	4,000,000	3,863,221	1.5%

Total investment in U.S. government agency bonds				8,447,704	3.2%

U.S. Government Treasury Bonds
U.S. Treasury	4.00%	11/15/2042	4,500,000	3,991,465	1.5%
U.S. Treasury	3.25%	05/15/2042	5,000,000	3,981,445	1.5%
U.S. Treasury	2.50%	05/31/2024	4,000,000	3,922,344	1.5%
U.S. Treasury	3.63%	05/15/2026	3,000,000	2,908,125	1.1%
U.S. Treasury	2.25%	11/15/2024	3,000,000	2,897,812	1.1%
U.S. Treasury	2.00%	02/15/2025	3,000,000	2,869,570	1.1%
U.S. Treasury	2.25%	11/15/2025	3,000,000	2,834,766	1.1%
U.S. Treasury	3.50%	02/15/2033	3,000,000	2,752,969	1.0%
U.S. Treasury	4.13%	11/15/2032	2,500,000	2,411,524	0.9%
U.S. Treasury	3.63%	03/31/2028	2,500,000	2,397,168	0.9%
U.S. Treasury	3.75%	05/31/2030	2,500,000	2,374,121	0.9%
U.S. Treasury	1.25%	05/15/2050	5,000,000	2,354,297	0.9%
U.S. Treasury	2.00%	02/15/2050	4,000,000	2,330,000	0.9%
U.S. Treasury	2.50%	01/31/2024	2,000,000	1,980,703	0.7%
U.S. Treasury	3.87%	03/31/2025	2,000,000	1,960,391	0.7%
U.S. Treasury	1.88%	07/31/2026	2,000,000	1,845,156	0.7%
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,838,125	0.7%
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,808,203	0.7%

Total investment in U.S. government treasury bonds				47,458,184	17.9%

Total long-term investments				257,683,622	97.3%

Total short-term securities				4,796,029	1.8%

Other assets and liabilities				2,430,106	0.9%

Total net assets				264,909,757	100.0%

Net asset value as of September 30, 2023
Investor shares				$13.97
Institutional shares				$13.98

Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole. A beta over 1.00 suggests that the share price will typically be more volatile than the market. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Investment Grade refers to the quality of an issuer’s credit. The term usually refers to bonds rated BBB or higher by an independent rating agency. A rating below BBB is considered to be noninvestment grade. The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield. Price/Book (P/B) Ratio is the ratio of a stock’s latest closing price divided by its book value per share. Price/Earnings (P/E) Ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months (or “trailing” 12 months); whereas, a Forward Price/Earnings (PE) Ratio is calculated using forecasted earnings. Return on invested capital (ROIC) is a ratio that measures the profitability and value-creation potential of companies relative to the amount of capital invested.

Forward Earnings is an estimate of a company’s earnings for upcoming periods, usually the completion of the current fiscal year and often the following fiscal year.

The Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Bloomberg U.S. Aggregate Bond Index, and the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500 Index) are widely recognized indices of common stock prices. Index performance includes the reinvestment of dividends and capital gains. An index reflects no deductions for fees, expenses, or taxes. An investor cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios and higher expected earnings growth rates.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Index is a market capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 30% of the total market capitalization of the Russell 1000 Index.

The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to book ratios and higher forecasted growth values.

The Bloomberg Economic Surprise Index is a surprise index summarizes recent economic data surprises and measures deviation from consensus expectations. This index measures whether incoming economic data is stronger or weaker than consensus views of the economists surveyed.

The Bloomberg U.S. Aggregate Bond Index is a broad-based, widely recognized index of fixed income security prices.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Parnassus Investments. Copyright © 2023 by S&P Dow Jones Indices LLC, a subsidiary of McGraw-Hill Financial, Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Earnings growth is not representative of the fund’s future performance.

Mutual fund investing involves risk, and loss of principal is possible. The Fund’s share price may change daily based on the value of its security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large cap companies, the Fund may invest in small and/or mid cap companies, which can be more volatile than large cap firms. Security holdings in the fund can vary significantly from broad market indexes.

Parnassus Fixed Income Fund: Bond prices are inversely related to interest rates. As interest rates drop, bond prices will increase, and as interest rates go up, the price of bonds will decrease. A security’s value may also be affected by the possibility that issuers of debt obligations will not pay the Fund interest or principal, or that their credit rating may be downgraded by a ratings agency. In addition, up to 20% of the Fund’s total net assets may be invested in convertible securities, which may not have an investment-grade rating. This would make them riskier than securities with an investment-grade rating.

Parnassus Growth Equity Fund and Parnassus Mid Cap Growth Fund: The adviser may be wrong in its assessment of a company’s potential for growth, and the growth stocks the fund holds may not grow as the advisor anticipates. In addition, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Parnassus Mid Cap and Parnassus Mid Cap Growth Funds: The Fund invests in small and/or mid cap growth companies, which are generally riskier than larger companies, and the Fund’s share price may be more volatile than funds that invest in larger companies.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE GUIDELINES: The Fund evaluates financially material ESG factors as part of the investment decision-making process, considering a range of impacts they may have on future revenues, expenses, assets, liabilities and overall risk. The Fund also utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy. There is no guarantee that the ESG strategy will be successful.

Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

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